UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

VECTRUS, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0001-36341	38-3924636
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Space Center Drive
Colorado Springs, CO 80915
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 17, 2017, Vectrus, Inc. issued a press release announcing that Vectrus Systems Corporation, its wholly-owned subsidiary, was awarded a contract to provide base operations support services at Maxwell-Gunter Air Force Base, Alabama. The contract has a potential seven year period of performance. Funds of $37 million are being obligated at the time of award for work to be completed by March 30, 2018. This award is the re-compete of an existing contract the company has held since 2009. Under the contract, Vectrus will provide base operations support services including maintenance on foreign object damage, transient maintenance, static display maintenance, resource management, communications and information technology, publishing, installation management, operations, installation engineering, emergency management, airfield management, supply, transportation, community services and human resources. The total contract duration is seven years; includes base period with four one-year options, plus two one-year incentive option periods. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In addition, on March 17, 2017, Vectrus, Inc. issued a press release announcing that the U.S. Government published a Notice of Intent to award a modification to extend the existing Kuwait Base Operation and Security Support Services contract, also known as K-BOSSS, performed by Vectrus Systems Corporation. The Period of Performance for the extension would be from March 29, 2017 to March 28, 2018, with an evaluated nine-month option of March 29, 2018 through December 28, 2018 and an evaluated three-month option of December 29, 2018 through March 28, 2019. The proposed modification will continue critical base operations support and security support services throughout the Kuwait area of responsibility including forms, publications, and reproductive services; Army postal operations; operations; logistics; information management; public works; environmental services; medical administrative support; installation services; security services; fire services; and emergency services. The extension has not been negotiated and finalized. In 2016, the K-BOSSS program contributed approximately $438 million dollars or 37% of revenue.

Vectrus expects to update its financial guidance upon finalization of the extension of the K-BOSSS contract. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

This information, including Exhibits 99.1, and 99.2, is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1 99.2	Press release issued by Vectrus, Inc. on March 17, 2017 Press release issued by Vectrus, Inc. on March 17, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2017	VECTRUS, INC.
	By:	/s/ Kathryn S. Lamping
	Its:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1 99.2	Press release issued by Vectrus, Inc. on March 17, 2017 Press release issued by Vectrus, Inc. on March 17, 2017